BURNHAM INVESTORS TRUST

Burnham Financial Industries Fund
BMFIX (Class I)

Supplement dated November 23, 2011
to the Prospectus and Statement of Additional Information
dated May 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On November 17, 2011, the Board of Trustees of Burnham Investors Trust approved a proposal to close Class I shares of the Burnham Financial Industries Fund to new and subsequent investments (the “Close”).

The Close is expected to take place on or about December 19, 2011.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE